Comerica

# Comerica Incorporated

## Goldman Sachs 2022 US Financial Services Conference
## December 6, 2022

**Curt Farmer**
Chairman, President & CEO

**Jim Herzog**
Chief Financial Officer

**Peter Sefzik**
Executive Director, Commercial Bank



# Safe Harbor Statement

Comerica

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on track," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include credit risks (unfavorable developments concerning credit quality; declines or other changes in the businesses or industries of Comerica's customers; and changes in customer behavior); market risks (changes in monetary and fiscal policies; fluctuations in interest rates and their impact on deposit pricing; and transitions away from LIBOR towards new interest rate benchmarks); liquidity risks (Comerica's ability to maintain adequate sources of funding and liquidity; reductions in Comerica's credit rating; and the interdependence of financial service companies); technology risks (cybersecurity risks and heightened legislative and regulatory focus on cybersecurity and data privacy); operational risks (operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; the impact of legal and regulatory proceedings or determinations; losses due to fraud; and controls and procedures failures); compliance risks (changes in regulation or oversight, or changes in Comerica's status with respect to existing regulations or oversight; the effects of stringent capital requirements; and the impacts of future legislative, administrative or judicial changes to tax regulations); strategic risks (damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the implementation of Comerica's strategies and business initiatives; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; and any future strategic acquisitions or divestitures); and other general risks (impacts from the COVID-19 global pandemic; changes in general economic, political or industry conditions; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events; changes in accounting standards; the critical nature of Comerica's accounting policies; and the volatility of Comerica's stock price). Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 13 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2021. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

# Brief Overview

We will raise your expectations of what a bank can be

### Facts
- 170+ year history
- 18th largest U.S. bank[1,2]
- 7,432 employees

### Commercial Bank
- >90% of total loans are commercial
- Highest concentration of C&I loans among peers[1]

### Retail Bank
- ~35% of total deposits
- 410 banking centers & ~635 ATMs

### Wealth Management
- $195B assets under administration
- ~26,000 personal & institutional clients

### Attractive Footprint
- 12 of 15 largest metropolitan areas[3]
- 7 of 10 fastest growing metropolitan areas[3,4]



Loans[5]
$51.1B
MI
24%
CA
35%
Other
Markets[6]
21%
TX
20%



Deposits[5]
$74.0B
MI
35%
CA
30%
Other
Markets[6]
19%
TX
16%

9/30/22 • [1]Source: S&P Global Market Intelligence as of 2Q22 • [2]Commercial Banks • [3]U.S. Census Bureau; by population 2020. Includes all locations with employees & offices • [4]2020 vs 2019 by number of people • [5]3Q22 Average • [6]Other Markets & Finance/Other; includes items not directly associated with the geographic markets or the three major business segments

# Diversified Geographic Footprint

| Large, higher growth urban markets | Predominance of middle market companies & wealth management opportunities | Highly integrated, cost-effective platform |
|---|---|---|

### Texas
- Established: 1988
- #2 largest state GDP
- Business friendly environment
- Dallas-Fort Worth, Houston, Austin, San Antonio

### California
- Established: 1991
- #1 largest state GDP
- Deep industry expertise
- L.A., San Diego, San Jose, San Francisco

### Michigan
- Established: 1849
- #14 largest state GDP
- Large retail deposit base
- Detroit, Ann Arbor, Grand Rapids, Lansing

### Offices Across U.S.



Primary Markets
Other Markets
Office Locations

### Southeast
- Strong population growth & manufacturing base
- 3 commercial offices in Raleigh, Winston-Salem & Charlotte
- 8 banking centers in FL
- New offices in SC & GA
- Serving customers in FL, GA, NC, TN, SC & VA

### Mountain West
- Fast growing economy, attractive climate
- 17 banking centers in Phoenix area
- 1 office in Denver
- Serving customers in AZ & CO

# 4Q22 Loan Update

Strong momentum as broad-based growth continues

**Loan Trends**

*($ in billions, average)*



47.8
47.1
48.3
47.9
50.0
49.9
51.1
51.0
52.1
52.0
4Q21
1Q22
2Q22
3Q22
4Q22 Thru 11/30
Loans ex. PPP
PPP Loans

- $965MM increase in QTD average loans[1]
  - Solid growth across a number of business lines
- Pipeline & commitment growth remain very strong
- 4Q22 outlook[2]: ~2% growth from 3Q22 average

**Consistent Growth Across Business Lines**

*($ in billions, average)*

**Corporate Banking**



5.5
5.6
5.8
2Q22
3Q22
4Q22 Thru 11/30

- Adding new customers & deepening relationships
- Supporting investment in on-shoring in International

**Commercial Real Estate**



6.5
6.8
7.6
2Q22
3Q22
4Q22 Thru 11/30

- Class A multi-family & industrial projects
- Pay-offs normalizing, increasing utilization
- Funding acquisitions & refinance

**National Dealer Services**



4.5
4.8
5.0
2Q22
3Q22
4Q22 Thru 11/30

- Financing customer Dealer acquisitions, mortgages & term debt
- Continued uptick in floorplan units, but still below historical levels

4Q22 metrics through 11/30/22 are preliminary & subject to change. • [1]Comparisons of 4Q22 through 11/30/22 vs 3Q22 • [2]Outlook as of 12/2/22

# 4Q22 Deposit Update

Strategically managing relationship deposits with lowest cost & favorable mix

**Deposit Trends**

*($ in billions; Average)*



84.5
79.1
77.6
74.0
71.3
4Q21
1Q22
2Q22
3Q22
4Q22 Thru 11/30

- QTD average deposits reflect[1]
  - $1.8B noninterest-bearing deposits
  - $0.9B interest-bearing deposits
- 4Q22 outlook[2]: balances continue to trend lower
- Majority of commercial customers utilize Treasury Management Services

**Lowest Interest-Bearing Deposit Cost[4]**

*(percentages; 3Q22)*



0.20
0.20
0.25
0.25
0.29
0.35
0.41
0.45
0.56
0.59
0.62
0.63
CMA
ZION
KEY
RF
MTB
HBAN
FHN
FITB
CFG
SNV
CFR
BOKF

**Inline Deposit Performance**

**Total Increase Through Covid[3]**

*(average 3Q22 vs. 1Q20; percentages)*



32
33
CMA
All Commercial Banks

**Favorable Deposit Mix**

**Large Portion of Noninterest-bearing Deposits[4]**

*(average 3Q22; percentages of total deposits)*



57
38
CMA
Peers

4Q22 metrics through 11/30/22 are preliminary & subject to change • [1]Comparisons of 4Q22 through 11/30/2022 vs 3Q22 • [2]Outlook as of 12/2/22 • [3]Data source: weekly H.8 reports through 3/25/20 for 1Q20 and 9/28/22 for 3Q22; CMA and All Commercial Banks derived from H.8 data in same manner to ensure comparability • [4]Source for peer data: S&P Global Market Intelligence

# Liquidity Position

Comerica

Significant sources of funding available to support the business

**Low Loan to Deposit Ratio**
*(percentages; 3Q22 period-end)*



36 60 69 70 71 74 77 80 80 87 87 90
CFR BOKF RF ZION CMA FITB MTB HBAN KEY CFG FHN SNV

**Significant Liquid Assets**
*($ in billions; 3Q22 average)*



2017: 12, 5
2018: 12, 4
2019: 12, 3
2020: 13, 10
2021: 16, 18
1Q22: 17, 17
2Q22: 19, 10
3Q22: 21, 5
Cash at Fed
Total Investment Securities

**Low Wholesale Funding to Total Liabilities**
*(percentages; 3Q22 period-end)*



4
7
CMA
Peer Avg.

**Manageable Wholesale Debt Maturities**
*($ in millions)*



2023: 850
2024: 500
2025: 350
2026: 250, 150
2027+: 500, 550
Senior Bank Debt
Sub Bank Debt
Senior Parent Debt
Sub Parent Debt

Available liquidity sources to support growth as needed:
- Securities portfolio repayments
- Further deposit pay rate adjustments
- Brokered deposits
- Federal Home Loan Bank lines
- Wholesale debt

9/30/22 • Source for peer data: S&P Global Market Intelligence & company press releases

# Securities Portfolio

Comerica

Ceased purchases; period-end portfolio reflects mark-to-market & modest paydowns

**Securities Portfolio**
*($ in billions)*



3Q21: 16.0, 1.76
4Q21: 16.6, 1.71
1Q22: 17.3, 1.74
2Q22: 19.0, 1.92
3Q22: 20.5, 2.08
2Q22: 20.8
3Q22: 19.5
Securities Yields %

**Average portfolio increased $1.5B**

Duration of 5.32 years[1]
- Extends to 6.05 years under +200bps instantaneous rate increase[1]

Net unrealized pre-tax loss of $3.1B

Anticipated estimated repayments[2]
- 4Q22 ~$425MM MBS plus $100MM treasuries
- 1Q23 ~$425MM MBS plus $700MM treasuries

**Estimated Change in AOCI Derived from Securities Portfolio Simulated Sensitivity Analysis**

| Scenarios | | Est. AOCI Increase / (Decrease) |
|---|---|---|
| Rate shock + 100 bps | Static balances | ($1.1B) |
| Rates shock - 100 bps | Static balances | $1.1B |
| Forward curve[3] | Cumulative equity recapture with repayments & maturities over time | Year 1: $400 - $500MM<br>Year 2: $800 - $900MM<br>Year 5: $1.5 - $1.6B |

9/30/22 • [1]Estimated as of 9/30/22 • [2]Outlook as of 12/2/22 • [3]Based on the 9/30 & 10/31 forward curves

# Interest Rate Sensitivity

Comerica

Maintained upside benefit of rate movement while minimizing downside exposure

### Management Outlook for Net Interest Income[1]

- >33% increase to FY22 NII over FY21 (including PPP)
- 4 - 5% increase in 4Q22 over 3Q22 (including PPP)

- Assuming
  - 11/30 forward rate curve
  - Loan & deposit outlook for remainder of year
  - No additional securities & swaps purchases beyond 11/30

**9/30/22 Standard Model Assumptions[1]**
**100 bps (50 bps avg) gradual, parallel rise**

| | Rates UP | Rates DOWN |
|---|---|---|
| Loan Balances | Modest increase | Modest decrease |
| Deposit Balances | Moderate decrease | Moderate increase |
| Deposit Beta | ~25% per incremental change | |
| Securities Portfolio | No reinvestment of cash flows | |
| Hedging (Swaps) | No additions modeled | |

**Sensitivity Analysis from 9/30 Base Case**

| Scenario | Estimated 12-Month Net Interest Income Impact |
|---|---|
| 100 bps gradual increase (Standard Model) | +$35MM |
| 100 bps gradual increase & 25% cumulative[2] beta | -$35MM |
| 100 bps gradual increase & $1B incremental DDA run-off | +$20MM |
| 200 bps gradual increase | +$45MM |
| 100 bps gradual decrease | -$95MM |

9/30/22 • [1]For methodology see Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis from our base case which utilizes a static balance sheet as of 9/30/22 • [2]As rates rise 100 bps over the 12-month period, deposits reprice at a pace that achieves a 25% deposit beta from the start of the cycle (3/15/22)

# Noninterest Income

Comerica

Investing in comprehensive solutions for customers to drive fee income; 12% growth in 2021[1]

## Payments

- New ways of real time money movement & rising rates will continue to change our customer's needs & require new solutions
- Combines Technology, Operations, Product Management, sales & service into one team with consistent delivery across the bank

## Digital Customer Experience

- Digital capabilities greatly improve customer experience
- New products & services help mitigate both our risk & our client's risk

## Wealth Management

- Market leader in 3rd party fiduciary services
- Established strategic partnerships to enhance solution set
- Uniquely positioned to serve business owners & executives

## Capital Markets

- Customer risk management products (foreign exchange, hedging) re-aligned to enhance customer focus
- Loan Syndications expanding staffing & marketing capabilities
- Enhancing recruiting programs & added staff to Investment Banking

9/30/22 • [1]FY2021 vs FY2020

# Strong Credit Quality

- Well-diversified, relationship-based portfolio
- Experienced managers with deep expertise
- Conservative, consistent underwriting standards
- Proactive, frequent customer dialogue

**Net Charge-offs / Loans**
*(percentages; 3Q22)*



0.01 0.04 0.07 0.08 0.10 0.15 0.15 0.19 0.20 0.20 0.21 0.46
BOKF SNV CFR FHN CMA KEY HBAN CFG MTB ZION FITB RF

**Loan Loss Reserve / Last Twelve-Month Net Charge-offs**
*(times; 3Q22 period-end)*



49 34 20 19 16 13 12 11 9 8 8 6
BOKF CMA HBAN FHN CFR ZION MTB FITB CFG SNV KEY RF

**Net Charge-offs Through Cycle**
*(as a % of average loans)*



3.0
2.5
2.0
1.5
1.0
0.5
0.0
-0.5
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 1Q22 2Q22 3Q22
Total CMA
Peer Average

3Q22 • Source for peer data: S&P Global Market Intelligence & company press releases

# Expense Management

Disciplined approach to support our future & drive efficiency

- Supporting revenue generating activity
- Optimizing footprint, modernizing facilities
- Consolidating or relocating banking centers
- Continued investment in technology

**Average Loans + Deposits / Employee**[1]
*(3Q22; $ in millions)*



17.00
14.00
CMA
Peer Avg.

**Efficiency Ratio**
*(percentages; 3Q22)*



50.75
55.87
CMA
Peer Avg.

**Employees**
*(FTE)*



9,035
-18%
7,432
2012
3Q22

**Real Estate**
*(sq. ft in millions)*



5.55
-24%
4.22
2012
3Q22

**NIX / Loans + Deposits**
*(average LTM; percentages)*



2.4
1.9
1.6
1.6
2012
3Q22

**Deposits / Branch**[2]
*(period-end; $ in millions)*



107
86
178
169
2012
3Q22

CMA  Peer Avg.

9/30/22 • Source for peer data: S&P Global Market Intelligence • [1]3Q22 CFR not available as of 12/2/22, BOKF, MTB and SNV employee count as of 2Q22 • [2]3Q22 BOKF not available as of 12/2/22

# Modernization

Selective, strategic investments to support success in an evolving environment

### Technology

**Prioritize investments that advance our digital capabilities, modernize our core platforms & support a cloud-first strategy**

- **Cloud Modernization:** Migrating out of our final data center
- **Customer Journey Transformation:** Treasury Management Enrollment & Commercial Deposit Account Opening underway
- **Core Platform Modernization:**
  - Launched Securities Backed Lending platform pilot on Supernova
  - Trust Platform conversion underway
  - Migrating Financial Planning to Workday Adaptiv Planning
  - Upgrading Retail Mobile app

### Corporate Facilities

**Optimize facilities to deliver a more innovative colleague & customer experience**

- Right size & modernize footprint
- Increase brand awareness
- Exit on-premise data centers
- Continued evolution of flexible office space
- Expenses largely associated with investments in operations hub in MI

**Moving into a new era of banking**

### Retail Delivery

**Reimagine our model to exceed our customers' evolving expectations**

- Ensure optimal locations to best serve customers
- Enhance digital capabilities with a focus on customer experience
- Focus on Small Businesses through sales force deployment & new product development
- Revise operating model & apply technology improvements to increase employee efficiency
- Expenses largely associated with optimizing banking center network & consulting

9/30/22

# Capital Management

Continue to focus on CET1 target of ~10%[1]


CET1
Tier 1
9.72%
9.93%
7.0%
10.24%
10.45%
8.5%
2Q22
3Q22
2Q22
3Q22
Regulatory Minimum + Capital Conservation Buffer (CCB)


Common Equity Ratio²
9.20%
9.82%
6.95%
5.55%
2Q22
3Q22
Impact of AOCI Losses
Common Equity Ratio


Tangible Common Equity Ratio²
8.52%
9.12%
6.26%
4.82%
2Q22
3Q22
Impact of AOCI Losses
Tangible Common Equity Ratio


Common Equity Per Share²
($ per share; period-end)
58.13
59.03
59.78
61.13
63.11
56.55
57.41
50.80
46.19
35.70
3Q21
4Q21
1Q22
2Q22
3Q22
Common Equity Per Share
Impact of AOCI Losses


Tangible Common Equity Ratio Ex. AOCI²
(3Q22)
10.09%
9.12%
8.46%
8.15%
8.15%
8.13%
7.58%
7.40%
7.34%
7.28%
7.17%
6.77%
BOKF
CMA
FHN
SNV
MTB
CFG
KEY
FITB
RF
ZION
HBAN
CFR

9/30/22 • Source for peer data: S&P Global Market Intelligence • [1]Outlook as of 12/2/22 • [2]Refer to reconciliation of non-GAAP financial measures in appendix

# Superior Performance

Key performance metrics demonstrate core business strength

Comerica


Return on Assets
(percentages)
1.63
1.22
1.60
1.42
3Q22 CMA
3Q22 Peer Avg.
FY23 Cons. CMA
FY23 Cons. Peers


Efficiency Ratio
(percentages)
50.75
55.87
51.81
54.22
3Q22 CMA
3Q22 Peer Avg.
FY23 Cons. CMA
FY23 Cons. Peers


Net Interest Margin
(percentages)
3.50
3.30
3.92
3.47
3Q22 CMA
3Q22 Peer Avg.
FY23 Cons. CMA
FY23 Cons. Peers


Net Interest Income Growth[1]
(percentages)
26
14
19
14
3Q22 v 2Q22 CMA
3Q22 v 2Q22 Peer Avg.
CMA '23 vs '22 Cons.
Peer Avg. '23 vs '22 Cons.


EPS Growth[1]
(percentages)
35
9
18
14
3Q22 v 2Q22 CMA
3Q22 v 2Q22 Peer Avg.
CMA '23 vs '22 Cons.
Peer Avg. '23 vs '22 Cons.

3Q22 • Source for peer data: S&P Global Market Intelligence & company press releases • This is not an endorsement for consensus (cons.) • [1]Excluding MTB, FHN and CFG due to recent acquisitions

# Well Positioned for the Future

**Revenue Growth**

- Strong net interest income, loan & fee income results
- Robust product suite to support Payments strategy
- Footprint includes faster growing markets
- Better predictability of earnings stream expected

**Relationship Focus**

- Weighted to commercial banking with expertise in specialty businesses
- Long-tenured, experienced team
- Collaboration between 3 revenue divisions
- Strong deposit base

**Efficient Operations**

- Continuous improvement culture
- Investing in modernization
  - Transform retail delivery
  - Align corporate facilities
  - Leveraging technology to drive productivity & growth

**Credit Discipline**

- Consistent, conservative underwriting standards
- Superior credit performance through last recession
- Balanced exposure to a wide variety of industries

| | | | |
|---|---|---|---|
| 21% NII growth 3Q22 vs. 3Q19 | Group Manager average tenure ~20 years | Efficiency Ratio 51% | Net Charge-offs 10bps |

9/30/22

# APPENDIX

## 3Q22 CMA vs Peers

Comerica


Revenue
(percentages; 3Q22 vs 2Q22)
19
11
CMA
Peer Avg.
Expenses
(percentages; 3Q22 vs 2Q22)
4
3
CMA
Peer Avg.
PPNR[1]
(percentages; 3Q22 vs 2Q22)
39
25
CMA
Peer Avg.
Efficiency Ratio
(percentages; 3Q22)
50.75
55.87
CMA
Peer Avg.
CET1 (Capital) Ratio
(percentages; 3Q22)
9.93
10.08
CMA
Peer Avg.
Return on Equity
(percentages; 3Q22)
23.28
14.44
CMA
Peer Avg.
Return on Assets
(percentages; 3Q22)
1.63
1.22
CMA
Peer Avg.

3Q22 • Source for peer data: S&P Global Market Intelligence & company press releases • [1]Refer to reconciliation of non-GAAP financial measures in appendix

# 3Q22 Deposit Metrics vs Peers

Comerica

### Inline Deposit Performance

**Noninterest-bearing 3Q22 vs 2Q22**
*(average; percentages)*


-2.6
-2.2
CMA
Peer Avg.

**Total Increase in Deposits Through Covid[1]**
*(average 3Q22 vs.1Q20; percentages)*


32
33
CMA
All Commercial Banks

**Lowest Interest-Bearing Deposit Cost**
*(percentages; 3Q22)*


0.20
0.20
0.25
0.25
0.29
0.35
0.41
0.45
0.56
0.59
0.62
0.63
CMA
ZION
KEY
RF
MTB
HBAN
FHN
FITB
CFG
SNV
CFR
BOKF

**Highest Noninterest-bearing Deposit Component**
*(percentages of total deposits; 3Q22 average)*


57
51
44
41
41
40
39
37
35
34
30
29
CMA
ZION
MTB
BOKF
RF
CFR
FHN
FITB
SNV
KEY
CFG
HBAN

3Q22 • Source for peer data: S&P Global Market Intelligence & company press releases • [1]Data source: weekly H.8 reports through 3/25/20 for 1Q20 and 9/28/22 for 3Q22; CMA and All Commercial Banks derived from H.8 data in same manner to ensure comparability

# Tangible Common Equity (TCE)

Mark-to-market valuation impact on securities portfolio recouped upon repayment

Comerica

**Capital management decisions**
- Prioritize regulatory capital ratios

**High Quality Securities portfolio**
- Primarily government-backed MBS

**Accounting of available-for-sale (AFS) securities & impact on Accumulated Other Comprehensive Income (AOCI)**
- As market rates increase relative to rates on existing instruments, unrealized losses are recorded in AOCI
- AFS securities reported at fair value (vs. contractual value) on balance sheet; fair value changes captured in AOCI
- If security is sold, loss recognized in earnings; otherwise, AOCI loss gradually recoups as bonds are repaid or approach maturity with no impact to income. (Note, if sold, proceeds would likely be reinvested at market rates.)

**MBS Security Principal Amortization: Negative impact to AOCI reducing as repayments occur or bonds approach maturity**


At purchase, expected book value amortized over time
Negative impact to AOCI
At period 1, new expected amortized book value with AOCI impact
Smaller negative Impact to AOCI
Period 1
Period 2
Period 3
Period 4
Maturity
Losses within AOCI

Example includes simplifying assumptions to illustrate accounting concept:
- Rate change causes fair market valuation change in period 1. Assumes rates then remain unchanged from period 1 through maturity.
- Equal paydowns each period
- Shortened security term for illustration purposes

# 3Q22 Review

Comerica

### Corporate Responsibility

Appointed **National Community Impact** Manager

Dedicated **Business Banking** Team to serve southern sector of Dallas County

**$2.2B in green loans & commitments** (9/30/22), up 48% over 9/30/21

Invested $1 million in **Dallas Small Business Diversity Fund**

Recognized as **2022 Best Employer by State & for Women by Forbes**

Received **5-star rating of excellence** in the Hispanic Association on Corporate Responsibility Index

Over last decade, **reduced Scope 1 & 2 emissions 57%** (12/31/21), exceeding 2025 target of 50% (65% by 2030 & 100% by 2050)



Record EPS[1]
$1.92
$2.60
35%
2Q22
3Q22
Efficiency Ratio
58%
51%
-13%
2Q22
3Q22
Record Revenue
$829MM
$985MM
19%
2Q22
3Q22
Return on Assets[2]
1.2%
1.6%
38%
2Q22
3Q22
Average Loans
$50B
$51B
2%
2Q22
3Q22
Return on Equity[3]
16.7%
23.3%
39%
2Q22
3Q22

### Our Path Forward

**Colleague Experience modernized through innovation hubs**
- Opening new offices in North Texas & Southeast Michigan
- Enhancing collaboration

**Commercial leadership & resources aligned**
- Synergistic organizational structure supporting Commercial Lending expertise
- Investing in Payments platform

**Core Values Reimagined**
- One Comerica
- Customer comes first
- The bigger possible
- A force for good
- Trust. Act. Own.

[1]Diluted earnings per common share • [2]Return on average assets• [3]Return on average common shareholders' equity

# 3Q22 Results

Comerica

Record revenue, continued expense management & excellent credit quality

| (millions, except per share data) | 3Q22 | 2Q22 | 3Q21 | Change From 2Q22 | Change From 3Q21 |
|---|---|---|---|---|---|
| **Average loans** | $51,113 | $50,027 | $48,135 | $1,086 | $2,978 |
| **Average loans, ex. PPP** | 51,046 | 49,878 | 46,475 | 1,168 | 4,571 |
| **Average deposits** | 73,976 | 77,589 | 79,115 | (3,613) | (5,139) |
| **Net interest income** | 707 | 561 | 475 | 146 | 232 |
| **Provision for credit losses** | 28 | 10 | (42) | 18 | 70 |
| **Noninterest income[1]** | 278 | 268 | 280 | 10 | (2) |
| **Noninterest expenses[1]** | 502 | 482 | 465 | 20 | 37 |
| **Provision for income tax** | 104 | 76 | 70 | 28 | 34 |
| **Net income** | 351 | 261 | 262 | 90 | 89 |
| **Earnings per share[2]** | $2.60 | $1.92 | $1.90 | $0.68 | $0.70 |
| **CET1** | 9.93% | 9.72% | 10.27% | | |

### Key Performance Drivers 3Q22 compared to 2Q22

- Revenue increased 19%
  - 30% relative to 3Q21
- Pre-tax, pre-provision net revenue (PPNR)[3] up 39%
  - 67% relative to 3Q21
- Loans up >2%, driven by broad-based growth
- Deposits reflect prudent management & customers utilizing cash
- Net interest income benefitted from higher rates & loan growth
- Net charge-offs of only 10 bps; Reserve ratio 1.21%
- Continued strong fee generation, with growth in derivatives offset by decline in fiduciary & card
- Prudent expense management, while supporting revenue growth, drove efficiency ratio to 51%
- CET1 increased as capital generation outpaced loan activity

[1]Includes gains/(losses) related to deferred comp asset returns of -0- 3Q21, ($14MM) 2Q22, ($3MM) 3Q22 • [2]Diluted earnings per common share • [3]Refer to reconciliation of non-GAAP financial measures in appendix

# Loans

Strong, broad-based growth in loans & commitments; Yields up 100 bps



Loans
($ in billions)
48.1
47.8
48.3
50.0
51.1
3.39
3.26
3.22
3.64
4.64
3Q21
4Q21
1Q22
2Q22
3Q22
Average Balances
Loan Yields %
51.5
51.7
2Q22
3Q22
Period-end

**Average loans increased $1.1B[1], or 2.2%**

+ $356MM Commercial Real Estate
+ $220MM National Dealer Services
+ $209MM Environmental Services
+ $141MM Wealth Management
+ $116MM Corporate Banking
- $161MM Equity Fund Services

**Loan commitments increased $2.8B, or 5.4%**

- Line Utilization down slightly to 45%

**Loan yields increased 100 bps**

- Reflected higher interest rates

3Q22 compared to 2Q22 • [1]See Quarterly Average Loans slide for more details

# Quarterly Average Loans

| Business Line | 3Q22 | 2Q22 | 3Q21 |
|---|---|---|---|
| Middle Market | | | |
| General | $12.8 | $12.8 | $11.8 |
| Energy | 1.4 | 1.4 | 1.3 |
| National Dealer Services | 4.8 | 4.5 | 3.8 |
| Entertainment | 1.1 | 1.1 | 1.0 |
| Tech. & Life Sciences | 0.9 | 0.9 | 0.8 |
| Equity Fund Services | 3.3 | 3.5 | 3.0 |
| Environmental Services | 2.2 | 2.0 | 1.8 |
| Total Middle Market | $26.7 | $26.2 | $23.6 |
| Corporate Banking | | | |
| US Banking | 4.1 | 3.9 | 3.0 |
| International | 1.5 | 1.6 | 1.4 |
| Commercial Real Estate | 6.8 | 6.5 | 6.8 |
| Mortgage Banker Finance | 1.7 | 1.7 | 2.8 |
| Business Banking | 3.2 | 3.3 | 3.6 |
| **Commercial Bank** | **$44.0** | **$43.2** | **$41.0** |
| **Retail Bank** | **$2.1** | **$2.0** | **$2.3** |
| **Wealth Management** | **$5.0** | **$4.8** | **$4.8** |
| **TOTAL** | **$51.1** | **$50.0** | **$48.1** |

| By Market | 3Q22 | 2Q22 | 3Q21 |
|---|---|---|---|
| Michigan | $12.3 | $12.1 | $11.4 |
| California | 17.8 | 17.4 | 17.0 |
| Texas | 10.2 | 9.8 | 9.7 |
| Other Markets[1] | 10.7 | 10.7 | 10.0 |
| **TOTAL** | **$51.1** | **$50.0** | **$48.1** |



Loan Portfolio
(3Q22 Period-end)
Fixed Rate[2] 39%
Prime-based 9%
60-Day+ Rate 5%
$51.7B
≤30-Day Rate[3] 47%

$ in billions • Totals shown above may not foot due to rounding. Certain prior quarter amounts have been reclassified to conform to the current quarter presentation. • [1]Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the 3 primary geographic markets • [2]Fixed rate loans include $15.4B receive fixed/pay floating (30-day) LIBOR , BSBY & SOFR interest rate swaps; Forward dated swaps are excluded • [3]Includes ~2% of Daily SOFR

# Deposits

Strategic management of deposits & businesses utilizing excess liquidity

Comerica



Deposits
($ in billions)
79.1
84.5
79.1
77.6
74.0
75.8
73.0
0.06
0.05
0.05
0.05
0.20
3Q21
4Q21
1Q22
2Q22
3Q22
2Q22
3Q22
Average Balances
Period-end
Deposit Rate[1] %

**Average deposits decreased $3.6B**

- $2.5B interest-bearing
- $1.1B noninterest-bearing
- Cost of interest-bearing deposits increased to 20 bps, reflecting relationship-focused pricing
- 11% interest-bearing deposit beta; 7% cumulative (YTD)[2]

**Beneficial Deposit Mix: 57% noninterest-bearing**

*(3Q22 average)*



Retail Noninterest-bearing 11%
Retail Interest-bearing 27%
Total $74.0B
Commercial Noninterest-bearing 46%
Commercial Interest-bearing 16%

3Q22 compared to 2Q22 • [1]Interest costs on interest-bearing deposits • [2]Cumulative deposit beta calculated using 1Q22 average Fed funds of 0.25%

# Quarterly Average Deposits

Comerica

| Business Line | 3Q22 | 2Q22 | 3Q21 |
|---|---|---|---|
| Middle Market | | | |
| General | $19.6 | $21.1 | $22.4 |
| Energy | 1.4 | 0.8 | 0.6 |
| National Dealer Services | 1.4 | 1.6 | 1.7 |
| Entertainment | 0.2 | 0.3 | 0.2 |
| Tech. & Life Sciences | 6.3 | 7.0 | 7.4 |
| Equity Fund Services | 1.1 | 1.1 | 1.1 |
| Environmental Services | 0.3 | 0.3 | 0.3 |
| Total Middle Market | $30.5 | $32.2 | $33.8 |
| Corporate Banking | | | |
| US Banking | 2.0 | 2.4 | 3.5 |
| International | 2.0 | 2.2 | 2.3 |
| Commercial Real Estate | 2.2 | 2.0 | 1.9 |
| Mortgage Banker Finance | 0.5 | 0.6 | 0.8 |
| Business Banking | 4.3 | 4.4 | 4.4 |
| Commercial Bank | $41.5 | $43.7 | $46.6 |
| Retail Bank | $26.7 | $27.1 | $26.1 |
| Wealth Management | $5.3 | $6.0 | $5.2 |
| Finance / Other[1] | $0.5 | $0.7 | $1.2 |
| TOTAL | $74.0 | $77.6 | $79.1 |

| By Market | 3Q22 | 2Q22 | 3Q21 |
|---|---|---|---|
| Michigan | $25.9 | $27.2 | $27.4 |
| California | 22.4 | 24.1 | 24.3 |
| Texas | 12.0 | 11.7 | 10.6 |
| Other Markets[2] | 13.2 | 13.8 | 15.6 |
| Finance / Other[1] | 0.5 | 0.7 | 1.2 |
| TOTAL | $74.0 | $77.6 | $79.1 |

- Middle Market: Serving companies with revenues generally between $30-$500 million
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500 million
- Business Banking: Serving companies with revenues generally under $30 million

$ in billions • Totals shown above may not foot due to rounding. Certain prior quarter amounts have been reclassified to conform to the current quarter presentation. • [1]Finance/Other includes items not directly associated with the geographic markets or the 3 major business segments • [2]Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets

# Net Interest Income

Comerica

Record NII, grew $146MM, or 26%; benefit from rates & loan growth; NIM 3.50%, up 80 bps



Net Interest Income
($ in millions)
475
461
456
561
707
2.23
2.04
2.19
2.70
3.50
3Q21
4Q21
1Q22
2Q22
3Q22
Net Interest Margin %

Net impact due to rates: $151MM & 76bps on the NIM

| $561MM | 2Q22 | | 2.70% |
|---|---|---|---|
| **+ 143MM** | **Loans** | | **+ 0.65** |
| + 128MM | Higher rates, incl. swaps | + 0.64 | |
| + 13MM | Higher Balances | + 0.02 | |
| + 4MM | One more day | --- | |
| - 2MM | Other dynamics | - 0.01 | |
| **+ 19MM** | **Securities Balances** | | **+ 0.01** |
| + 15MM | Higher balances | - 0.01 | |
| + 4MM | Higher rates | + 0.02 | |
| **+ 11MM** | **Fed Deposits** | | **+ 0.26** |
| + 43MM | Higher rates | + 0.21 | |
| - 32MM | Lower balances | + 0.05 | |
| **- 12MM** | **Deposits** | | **- 0.05** |
| - 13MM | Higher rates | - 0.06 | |
| + 1MM | Lower balances | + 0.01 | |
| **- 15MM** | **Wholesale Funding** | | **- 0.07** |
| - 11MM | Higher rates | - 0.05 | |
| - 4MM | $500MM Sub debt issue | - 0.02 | |
| **$707MM** | **3Q22** | | **3.50%** |

3Q22 compared to 2Q22

# Noninterest Income

Comerica

Continued strong fee generation; growth in derivatives offset by fiduciary & card



Noninterest Income¹
($ in millions)
280
289
244
268
278
3Q21
4Q21
1Q22
2Q22
3Q22

**Increased $10MM**

- \+ $11MM Deferred compensation (Other noninterest income; offset in noninterest expense)
- \+ $ 6MM Derivative Income[2] (CVA +$2MM)
- \+ $ 2MM Brokerage Fees
- \- $ 4MM Fiduciary Income
- \- $ 2MM Card Fees

3Q22 compared to 2Q22 • [1]Gains/(losses) related to deferred comp asset returns of -0- 3Q21, $5MM 4Q21, ($7MM) 1Q22, ($14MM) 2Q22, ($3MM) 3Q22 (offset in noninterest expense) • [2]Credit Valuation Adjustment (CVA) $3MM 3Q21, $4MM 4Q21, ($2MM) 1Q22, $3MM 2Q22, $5MM 3Q22

# Noninterest Expenses

Efficiency ratio improved to 51%

Comerica

**Noninterest Expenses[1]**
*($ in millions)*



465
486
473
482
502
61.1
64.2
66.9
58.0
50.8
3Q21
4Q21
1Q22
2Q22
3Q22
Efficiency Ratio %

**Increased $20MM**

- + $13MM Salaries & benefits
  - + $11MM Deferred compensation (offset in noninterest income)
  - + $ 3MM Performance-based compensation
  - + $ 1MM Other benefits
- + $ 4MM Occupancy
- + $ 2MM Outside Processing Expense

**Modernization Initiatives**

| Strategic Objectives | 3Q22 Expenses[2] $7MM (included above) |
|---|---|
| • Transform retail delivery model | • Transitional real estate costs |
| • Align corporate facilities | • Branch consolidation |
| • Optimize technology platforms | • Technology investment |
| | • Consulting & contract labor |

3Q22 compared to 2Q22 • [1]Gains/(losses) related to deferred comp plan of -0- 3Q21, $5MM 4Q21, ($7MM) 1Q22, ($14MM) 2Q22, ($3MM) 3Q22 (offset in noninterest income) • [2]Modernization initiative related expenses of $7MM 2Q22; $6MM 1Q22

# Interest Rate Sensitivity

Comerica

Largely achieved strategic objective to reduce earnings volatility through the cycles

**Guiding Principles of Prudent Hedging Strategy[1]**

- Provide a more consistent earnings trajectory through rate cycle by tempering asset sensitive position as rates rise
- Hedging reducing downside of potential decline in short-term interest rates over time
- YTD: acquired $5.5B MBS securities & $19.6B swaps; began to layer in forward starting swaps to coincide with maturities next year
- 4Q22 thru 10/31: acquired $250MM swaps at 3.46% with term of 5.3 years, including $3.8B forward starting beyond 2022

**Swaps as of 10/31/22[2]**
*($ in billions; average; weighted average yield)*



8.3
13.0
21.5
22.2
22.4
22.0
22.9
23.3
13.9
1.91%
2.12%
2.36%
2.34%
2.36%
2.38%
2.43%
2.49%
2.68%
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
FY24
FY25-29

**Loan Swaps & Securities Can Provide Rate Stability**



Fixed Rate Loans, incl swaps[3] 26%
Earning Assets 9/30/22
Floating Rate Loans 42%
Securities 26%
Cash 6%

**Large, Relationship-oriented Deposit Base**
**Majority noninterest-bearing**



Interest-bearing 38%
Funding Sources 9/30/22
Wholesale Funding 4%
Shareholder Equity 6%
Noninterest-bearing 52%

9/30/22 • [1]Outlook as of 12/2/22 • [2]Received fix/pay floating swaps; historical results 10/31/22; maturities extend through 3Q30 • [3]Fixed rate loans includes $15.4B receive fixed/pay floating (30-day) LIBOR , BSBY & SOFR interest rate swaps; Forward dated swaps are excluded

# Credit Quality Strong

Comerica

Reserve reflects strong credit metrics, loan growth & uncertain economic environment

**Net Charge-Offs (Recoveries) Remain Very Low**
*($ in millions)*



2
(4)
8
0
13
3Q21
4Q21
1Q22
2Q22
3Q22

**Criticized Loans[1] Well Below Historical Level**
*($ in millions)*



1,818
1,573
1,647
1,534
1,626
3.8
3.2
3.3
3.0
3.1
3Q21
4Q21
1Q22
2Q22
3Q22
Criticized/Loans %

**Nonperforming Assets Decreased**
*($ in millions)*



296
269
274
266
262
0.62
0.55
0.55
0.52
0.51
3Q21
4Q21
1Q22
2Q22
3Q22
NPA/Loans %

**Allowance for Credit Losses Increased Moderately**
*($ in millions)*



639
618
599
609
624
1.33
1.26
1.21
1.18
1.21
3Q21
4Q21
1Q22
2Q22
3Q22
ACL/Loans %

3Q22 compared to 2Q22 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories

# Commercial Real Estate Business Line

Comerica

Excellent credit quality

**Primarily Lower Risk Multifamily & Industrial Storage[1]**
*(3Q22 period-end)*



Industrial / Storage 29%
Retail 7%
Office 10%
Single Family 2%
Other 3%
Land Carry 3%
Multi use 2%
Multifamily 44%
Total $6.2B

- Long history of working with well-established, proven developers
- >90% of new commitments from existing customers
- Substantial upfront equity required
- 46% of Industrial/Storage & 34% of Multifamily are construction loans[1,2]
- Majority high growth markets within footprint:
  - 39% California
  - 22% Texas

**Total CRE Business Line Average Loans**
*($ in millions)*



5,316
5,223
5,315
5,517
5,658
5,883
6,210
6,659
6,683
6,699
6,690
6,883
6,797
6,579
6,604
6,463
6,819
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22

**Excellent Credit Quality**
**No significant net charge-offs since 2014**
*($ in millions)*



99
1.5%
2
28
0.4%
1
26
0.4%
1
18
0.3%
1
17
0.3%
1
3Q21
4Q21
1Q22
2Q22
3Q22
NAL
Criticized3
% Criticized/Loans

9/30/22 • [1]Excludes CRE business line loans not secured by real estate • [2]Period-end loans • [3]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

# Energy Business Line

Primarily E&P exposure

Comerica

**Period-end Loans**

*($ in millions)*



1,277
244
1,033
3Q21
1,204
212
992
4Q21
1,263
203
1,060
1Q22
1,373
218
1,155
2Q22
1,340
259
1,081
3Q22
Midstream
Exploration & Production[1]

- Exposure $3.3B / 42% utilization
- Hedged 50% or more of production
  - At least one year: 74% of customers
  - At least two years: 48% of customers
- Focus on larger, sophisticated E&P and Midstream companies
- E&P: 53% Oil, 24% Natural Gas, 23% Oil/Gas
- Excellent credit quality
  - ~2% Criticized loans
  - $2MM net recoveries

9/30/22 • [1]Includes Services of 3Q21 $25MM, 4Q21 $21MM, 1Q22 $14MM, 2Q22 $15MM, 3Q22 $17MM

# Mortgage Banker Finance

55+ years experience with reputation for consistent, reliable approach

Comerica

- Provide warehouse financing: bridge from residential mortgage origination to sale to the end market
- Extensive backroom provides collateral monitoring & customer service
- Focus on full banking relationships
- As of 3Q22:
  - Comerica: 90% purchase
  - Industry: 81% purchase[1]
- Strong credit quality
  - No charge-offs since 2010
  - No criticized loans
- Period-end loans: $1.8B (2Q22 $2.4B)

**Average Loans**

*($ in millions)*



Actual MBA Mortgage Origination Volumes[1]
1,961
1,677
1,335
2,044
2,521
2,681
2,042
3,278
3,585
3,791
3,211
2,924
2,757
2,450
1,597
1,724
1,663
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22

**MBA Mortgage Originations Forecast[1,2]**

*($ in billions)*



678
2Q22
480
3Q22
398
4Q22
392
1Q23
540
2Q23
Purchase
Refinance

9/30/22 • [1]Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 11/21/22 • [2]2Q22 & 3Q22 actual

# National Dealer Services

75+ years of floor plan lending

Franchise Distribution

*(Based on period-end loan outstandings)*


Honda/Acura 8%
Ford 8%
GM 7%
Fiat/Chrysler 9%
Mercedes 6%
Nissan/ Infiniti 3%
Other European 13%
Other Asian 14%
Other[1] 19%
Toyota/Lexus 13%
Total $4.9B

- Top tier strategy
- National scope with customers in 42 states
- Focus on "Mega Dealer" (five or more dealerships in group)
- Strong credit quality; Robust monitoring of company inventory & performance
- Floor Plan remained low due to supply chain constraints

Average Loans

*($ in billions)*


7.0
7.4
7.8
7.9
7.5
7.3
6.8
6.2
5.3
5.5
5.3
4.4
3.8
3.9
4.1
4.5
4.8
3.8
4.0
4.4
4.5
4.1
4.0
3.6
2.8
1.9
2.2
2.0
1.2
0.6
0.6
0.6
0.8
1.0
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
Floor Plan

9/30/22 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

# Technology & Life Sciences

~30 years of deep expertise & strong relationships with top-tier investors

Average Loans

*($ in millions)*


843
841
856
901
938
3Q21
4Q21
1Q22
2Q22
3Q22

Average Deposits

*($ in millions)*


7,448
8,290
7,341
7,036
6,339
3Q21
4Q21
1Q22
2Q22
3Q22

- Manage concentration to numerous verticals to ensure widely diversified portfolio
- Closely monitor cash balances & maintain robust backroom operation
- 10 offices throughout US & Canada

Customer Segment Overview

*(approximate; 3Q22 period-end loans)*


Growth 48%
Early Stage 15%
Late Stage 37%
Total $909MM

9/30/22

# Equity Fund Services

Strong relationships with top-tier Private Equity & Venture Capital firms

Comerica

- Customized solutions for Private Equity & Venture Capital firms
  - Credit Facilities (Funds, General Partners, Management Companies)
  - Treasury Management
  - Capital Markets, including Syndication
- Customers in the US & Canada
- Drives connectivity with other teams
  - Middle Market
  - Commercial Real Estate
  - Environmental Services
  - Energy
  - TLS
  - Private Banking
- Period-end balances were $3.5B
- Strong credit profile
  - No charge-offs
  - No criticized loans



Average Loans
($ in millions)
2,951
2,846
3,209
3,507
3,346
3Q21
4Q21
1Q22
2Q22
3Q22

# Environmental Services Department

15+ years experience; Specialized industry, committed to growth

Comerica

- Dedicated relationship managers advise & guide customers on profitably growing their business by providing banking solutions
  - Waste management & recycling companies
  - Renewable energy companies
- Insight & expertise with
  - Transfer stations, disposal & recycling facilities
  - Commercial & residential waste collection
  - Landfill gas to energy; biomass, solar, and wind
  - Acquisitions
  - Growth capital expenditures
- Focus on middle market-sized companies with full banking relationships
- Historically strong credit quality
- Recently established Renewable Energy Solutions group



Average Loans
($ in millions)
1,844
1,834
1,954
2,034
2,243
3Q21
4Q21
1Q22
2Q22
3Q22

# Comerica's Core Values

Comerica

WHY WE ARE HERE

**To raise expectations of what a bank can be for our colleagues, customers & communities**

WHAT WE BELIEVE

- ONE COMERICA
- THE CUSTOMER COMES FIRST
- THE BIGGER POSSIBLE
- A FORCE FOR GOOD

HOW WE DELIVER

- **Trust**
- **Act**
- **Own**

# Reconciliations

Comerica

**Pre-tax, Pre-Provision Net Revenue (PPNR)**

Pre-tax pre-provision net revenue is a measure that Comerica uses to understand fundamental operating performance before credit-related and tax expenses

| | *(millions, except per share data)* | 3Q22 | 2Q22 | % Change | 3Q21 | % Change |
|---|---|---|---|---|---|---|
| (A) | **Net interest income before provision for credit loss** (as reported) | $707 | $561 | 26% | $475 | 49% |
| (B) | **Noninterest income** (as reported) | $278 | $268 | 4% | $280 | -.7% |
| (C) | **Noninterest expenses** (as reported) | $502 | $482 | 4% | $465 | 8% |
| (A+B-C) | **Pre-tax, pre-provision net revenue** | $483 | $347 | 39% | $290 | 67% |

**Impact of Accumulated Other Comprehensive Loss on Common Equity & Tangible Common Equity**

Comerica believes that the presentation of common equity adjusted for the impact of accumulated other comprehensive loss provides a greater understanding of ongoing operations and enhances comparability with prior periods. Tangible common equity is used by Comerica to measure the quality of capital and the return relative to balance sheet risk. The tangible common equity ratio removes the effect of intangible assets from capital and total assets. Tangible common equity per share of common stock removes the effect of intangible assets from common shareholders' equity per share of common stock.

| *(period-end, millions, except per share data)* | 3Q22 | 2Q22 | 1Q22 | 4Q21 | 3Q21 |
|---|---|---|---|---|---|
| **Tangible Common Equity** | | | | | |
| Total shareholders' equity | $5,069 | $6,435 | $7,036 | $7,897 | $7,803 |
| Less fixed-rate non-cumulative perpetual preferred stock | $394 | $394 | $394 | $394 | $394 |
| Common Shareholders' equity | $4,675 | $6,041 | $6,642 | $7,503 | $7,409 |
| Less goodwill | $635 | $635 | $635 | $635 | $635 |
| Less other intangible assets | $10 | $10 | $11 | $11 | $12 |
| Tangible Common Equity | $4,030 | $5,396 | $5,996 | $6,857 | $6,762 |
| Total Assets | $84,143 | $86,889 | $89,165 | $94,616 | $94,529 |
| Less goodwill | $635 | $635 | $635 | $635 | $635 |
| Less other intangible assets | $10 | $10 | $11 | $11 | $12 |
| Tangible Assets | $83,498 | $86,889 | $88,519 | $93,970 | $93,882 |
| Common Equity Ratio | 5.55% | 6.95% | 7.45% | 7.93% | 7.84% |
| Tangible Common Equity Ratio | 4.82% | 6.26% | 6.77% | 7.30% | 7.20% |

# Reconciliations Continued

Comerica

**Impact of Accumulated Other Comprehensive Loss on Common Equity & Tangible Common Equity**

Comerica believes that the presentation of common equity adjusted for the impact of accumulated other comprehensive loss provides a greater understanding of ongoing operations and enhances comparability with prior periods. Tangible common equity is used by Comerica to measure the quality of capital and the return relative to balance sheet risk. The tangible common equity ratio removes the effect of intangible assets from capital and total assets. Tangible common equity per share of common stock removes the effect of intangible assets from common shareholders' equity per share of common stock.

| *(period-end, millions, except per share data)* | 3Q22 | 2Q22 | 1Q22 | 4Q21 | 3Q21 |
|---|---|---|---|---|---|
| **Common Equity & Tangible Common Equity per Share of Common Stock** | | | | | |
| Common shareholders' equity | $4,675 | $6,041 | $6,642 | $7,503 | $7,409 |
| Tangible common equity | $4,030 | $5,396 | $5,996 | $6,857 | $6,762 |
| Shares of common stock outstanding | 131 | 131 | 131 | 131 | 131 |
| Common equity per share of common stock | $35.70 | $46.19 | $50.80 | $57.41 | $56.55 |
| Tangible equity per share of common stock | $30.77 | $41.25 | $45.86 | $52.46 | $51.61 |
| **Impact of Accumulated Other Comprehensive Loss to Common Equity & Tangible Common Equity** | | | | | |
| Accumulated other comprehensive loss (AOCI) | $(3,587) | $(1,954) | $(1,173) | $(212) | $(207) |
| Common equity, excluding AOCI | $8,262 | $7,995 | $7,815 | $7,715 | $7,616 |
| Common equity per share of common stock, excluding AOCI | $63.11 | $61.13 | $59.78 | $59.03 | $58.13 |
| Common equity ratio, excluding AOCI | 9.82% | 9.20% | 8.76% | 8.15% | 8.06% |
| Tangible Common equity, excluding AOCI | $7,617 | $7,350 | $7,169 | $7,069 | $6,969 |
| Tangible Common equity per share of common stock, excluding AOCI | $58.17 | $56.19 | $54.83 | $54.08 | $53.18 |
| Tangible common equity ratio, excluding AOCI | 9.12% | 8.52% | 8.10% | 7.47% | 7.42% |

Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate the adequacy of common equity and our performance trends.

# Holding Company Debt Rating

Comerica

| Senior Unsecured/Long-Term Issuer Rating | Moody's | S&P | Fitch |
|---|---|---|---|
| Cullen Frost | A3 | A- | - |
| M&T Bank | A3 | BBB+ | A |
| BOK Financial | A3 | BBB+ | A |
| Comerica | A3 | BBB+ | A- |
| Fifth Third | Baa1 | BBB+ | A- |
| Huntington | Baa1 | BBB+ | A- |
| KeyCorp | Baa1 | BBB+ | A- |
| Regions Financial | Baa2 | BBB+ | A- |
| First Horizon National Corp | Baa3 | BBB- | BBB |
| Citizens Financial Group | - | BBB+ | BBB+ |
| Synovus Financial | - | BBB- | BBB |

As of 11/30/22 • Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities; Zions Bancorporation excluded due to no holding company

# Bank Debt Rating

| Senior Unsecured/Long-Term Issuer Rating | Moody's | S&P | Fitch |
|---|---|---|---|
| Cullen Frost | A3 | A | - |
| M&T Bank | A3 | A- | A |
| BOK Financial | A3 | A- | A |
| Comerica | A3 | A- | A- |
| Fifth Third | A3 | A- | A- |
| Huntington | A3 | A- | A- |
| KeyCorp | A3 | A- | A- |
| Regions Financial | Baa1 | A- | A- |
| Citizens Financial Group | Baa1 | A- | BBB+ |
| Zions Bancorporation | Baa1 | BBB+ | BBB+ |
| First Horizon National Corp | Baa3 | BBB | BBB |
| Synovus Financial | Baa3 | BBB | BBB |

As of 11/30/22 • Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities; Zions Bancorporation ratings are for the bank

**Thank You**